United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2009

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company issued the attached news release announcing the declaration of dividends, the results of the annual meeting of shareholders, and the redemption of all outstanding shares of Laclede Gas Company’s preferred stock series B and series C.  The text of that release is included in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated January 29, 2009.

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: January 29, 2009	By:	/s/D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

LACLEDE GAS COMPANY
Date: January 29, 2009	By:	/s/D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release regarding results of annual meeting, declaration of dividends, and redemption of Laclede Gas preferred stock dated January 29, 2009.